                                                                    Exhibit 23.1


                       [ARTHUR ANDERSEN LLP LETTERHEAD]



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997, included in Capstone Pharmacy Services, Inc.'s Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this registration statement.


                                              /s/ Arthur Andersen LLP

Baltimore, Maryland,
  June 19, 1997